SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 31, 1999

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

 UNITED STATES                   33-95714                        22-2716130
 UNITED STATES                   33-99442-01                     22-2716130
 -------------                   -----------                     ----------
 (State or other                 (Commission                 (I.R.S. Employer
 Jurisdiction of                 File Number)               Identification No.)
 Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359



                         Exhibit Index appears on Page 4

ITEM 5.  OTHER EVENTS

   The Registrant hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         28.1 Series 1995-1 Monthly Servicing Certificate - August 31, 1999

         28.2 Monthly Series 1995-1 Certificateholders' Statement - August 31, 1999

         28.3 Series 1999-1 Monthly Servicing Certificate - August 31, 1999

         28.4 Monthly Series 1999-1 Certificateholders' Statement - August 31, 1999

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



     Dated: September 15, 1999            By:  Donald K. Truslow
                                          Title:  Comptroller

                                INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
EXHIBIT                                                                                NUMBERED
NUMBER                                 EXHIBIT                                          PAGES
------                                 -------                                          -----
 28.1      Series 1995-1 Monthly Servicing Certificate - August 31, 1999                1-7
 28.2      Monthly Series 1995-1 Certificateholders' Statement - August 31, 1999        1-10
 28.3      Series 1999-1 Monthly Servicing Certificate - August 31, 1999                1-7
 28.4      Monthly Series 1999-1 Certificateholders' Statement - August 31, 1999        1-10